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                                                              Semi-Annual Report
                                                                   June 30, 2001
The SMALLCap Fund, Inc.TM

The SMALLCap Fund, Inc.TM
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3
              PERFORMANCE COMPARISON ...................................  6

              THE SMALLCap FUND, INC.TM
                 Schedule of Investments ...............................  9
                 Statement of Assets and Liabilities ................... 11
                 Statement of Operations ............................... 12
                 Statements of Changes in Net Assets ................... 13
                 Financial Highlights .................................. 14
                 Notes to Financial Statements ......................... 15


        ---------------------------------------------------------------
 The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
        ---------------------------------------------------------------



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                                        2

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


Dear Fellow Shareholder:

The SMALLCap Fund, Inc.TM underperformed the Lipper Small Cap Core Funds Average for the six months ended June 30, 2001. The Fund had a total return of 1.19% for the semi-annual period (based on the Fund's NAV), as compared to 8.64% for its Lipper category. The Fund also underperformed the 6.94% return of the Russell 2000 Index and the 6.23% return of its benchmark, the S&P SmallCap 600 Index, for the same time period.

It is important to note that over the longer term, the Fund has been an outstanding performer, as you can see in the accompanying table of cumulative and average annual total returns.

MARKET REVIEW
Continuing the trend from 1999 and 2000, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren for the six months ended June 30, 2001. Still, within the semi-annual period, the small-cap equity market, like the broader equity markets, saw divergent performance between the first and second quarters.

During the first quarter, the S&P SmallCap 600 Index lost 6.57%, as small capitalization equities were impacted by the general equity market decline. The small-cap equity market, as well as the broader equity markets, began the year strongly, as the Federal Reserve Board reduced interest rates twice in January in an effort to bolster the slowing economy. Also, a true 'January Effect' occurred in the small-cap market, as stocks rebounded from tax loss selling and companies with the smallest market capitalizations delivered the best returns. However, in February, negative corporate earnings announcements and a sharp inventory correction in the Technology and Telecommunications sectors broadened to impact most industries and resulted in market underperformance. Earnings pre-announcements continued to affect the markets into March, as did signs of a global economic slowdown. A third interest rate cut of 0.50% by the Federal Reserve Board in March did little to alleviate equity market weakness.

During the second quarter, the S&P SmallCap 600 Index rebounded and rose 13.70%. Equities responded favorably to three additional interest rate cuts from April through June by the Federal Reserve Board. The equity markets were also boosted by an unexpectedly high Gross Domestic Product ('GDP') growth rate of 2% for

                                                                     CUMULATIVE                                AVERAGE ANNUAL
                                                                  TOTAL RETURNS                                 TOTAL RETURNS
   Periods Ended          6 Months  1 Year  3 Years  5 Years  10 Years    Since    1 Year 3 Years  5 Years  10 Years    Since
   June 30, 2001                                                      Inception                                     Inception
-----------------------------------------------------------------------------------------------------------------------------
 The SMALLCap Fund, Inc.TM 1
   based on NAV
   (inception 5/6/87)        1.19%   1.90%   42.50%   99.09%   317.47%  434.21%     1.90%  12.53%   14.76%    15.36%   12.57%
-----------------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600 Index 2    6.23%  11.12%   24.18%   80.48%   319.56%  316.39% 5  11.12%   7.49%   12.53%    15.42%   10.66% 5
 Russell 2000 Index 3        6.94%   0.66%   16.80%   58.30%   254.73%  302.08% 5   0.66%   5.31%    9.62%    13.50%   10.38% 5
 Lipper SMALLCap Core
   Funds Average 4           8.64%   9.12%   27.35%   83.46%   275.64%  423.20% 5   9.12%   7.84%   12.29%    13.85%   12.26% 5
-----------------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.

2 The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

3 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

5    Since Inception benchmark returns are for the periods beginning May 31,
     1987.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


the first quarter of 2001, calming investor fears of a recession. However, beginning late May and into June, conflicting economic data and changes in the political environment caused the equity markets to falter. On the one hand, data indicated that both consumer spending and consumer confidence were higher than anticipated. On the other hand, unemployment was rising and negative corporate earnings announcements continued. In the political arena, control of the Senate shifted from the Republican to the Democratic party, resulting in investor concerns regarding the regulatory environment for the Health Care and Energy sectors. Still, sector performance in the S&P SmallCap 600 Index was strong across the board during the second quarter, with the single exception of Energy.

INVESTMENT STRATEGY
The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on June 30, 2001 was $1.241 billion. The weighted median market capitalization of companies held in the Fund on June 30, 2001 was $1.129 billion.1 As of June 30, 2001, the Fund held 79 securities across nine sectors in its portfolio.

The Fund's performance for the first half of 2001 was due primarily to mixed results from individual stock selection and sector positioning. More specifically, among the Fund's best performers during the semi-annual period were XOMA Ltd. in Health Care, Chico's FAS, Inc. in Consumer, LNR Property Corp. in Credit Sensitive and Barrett Resources Corp. in Energy. On the other hand, FileNET Corp., Documentum, Inc. and Computer Network Technology Corp., each in Technology, hampered Fund performance.

Over the semi-annual period, positions in the Consumer, Credit Sensitive and Health Care sectors contributed to positive performance, but negative returns from the Technology, Service Companies and Energy sectors hindered Fund performance.

MANAGER OUTLOOK
We believe that US equity market sentiment and the economy could improve in the next few months. The Federal Reserve Board interest cuts have provided increased fiscal stimulus to the US economy. Energy prices are moderating. Inflationary pressures remain contained. A tax cut to the consumer of approximately $60 billion has been enacted. Consumer sentiment and spending have remained largely resilient. Also, with a slight improvement in the manufacturing index and inventories falling for the fourth month in a row, the decline in the industrial sector may soon trough. On the other hand, with the global economy continuing to slow, export growth could be negatively impacted by a strong US dollar and less demand for US goods. Labor markets keep losing vigor. Business capital spending, a key element in the economic recovery phase, remains weak.

Given this economic view, the outlook for the small-cap equity market compares favorably to the other US equity market segments. Fundamentals for the small-cap market appear to be favorable. Small-cap profit growth estimates are expected to exceed those of their large-cap brethren in the second quarter of 2001, making this the fifth consecutive quarter they will have done so, if projections are achieved. Also, relative median valuations for the small-cap markets continue to be attractive. In our view, strong earnings growth should be a key driver of smaller companies' outperformance in the months ahead.

In addition, the small-cap universe contains approximately 5,400 companies, representing over 90% of all publicly traded domestic companies. Such a universe provides an excellent source for the management team to select a portfolio of companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation will continue to create opportunities for smaller-cap investors.

Our market outlook is tempered by several risks that could dampen sentiment over the second half of the year. In particular, we are concerned that weakness in investor


--------------------------------------------------------------------------------
1 Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is the sum of each security's weight in the portfolio multiplied by the security's market cap. The Weighted Median Market Cap is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.
--------------------------------------------------------------------------------


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                                        4

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


and consumer confidence may persist, as negative and conflicting economic data continues to be reported, eg, weak profit forecasts, rising unemployment and political uncertainty. Business capital spending and consumer spending retrenchment is another risk. Further deterioration in global manufacturing and US industrial production may impact the US equity markets as well. Overall, earnings disappointments continue to present the primary investment risk.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

o focus on small-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

o focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies

o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and

o strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to maximize capital appreciation for our shareholders. We thank you for your continued support of The SMALLCap Fund, Inc.TM

Sincerely,

/S/ AUDREY M. T. JONES
Audrey M. T. Jones
President of THE SMALLCap FUND, INC.TM


THE NET ASSET VALUE OF THE FUND IS REPORTED DAILY ON THE FUND'S WEBSITE:
WWW.THESMALLCapFUNDINC.COM

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                                        5

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

The SMALLCap Fund, Inc.TM, S&P SmallCap 600 Index, Russell 2000 Index and Lipper Small Cap Core Funds
Growth of a $10,000 Investment (since May 6, 1987)2

                            The SMALLCap   S&P SmallCap  Russell 2000  Lipper Small Cap
                              Fund, Inc.     600 Index      Index      Core Funds Average
-----------------------------------------------------------------------------------------
5/31/87                        $10,054       $10,000       $10,000       $10,000
6/30/87                         10,237        10,196        10,257        10,243
7/31/87                         10,658        10,519        10,577        10,557
8/31/87                         11,208        10,881        10,890        10,933
9/30/87                         11,068        10,599        10,692        10,834
10/31/87                         7,195         7,441         7,417         7,927
11/30/87                         6,731         6,958         7,020         7,553
12/31/87                         8,037         7,560         7,585         8,120
1/31/88                          8,069         7,857         7,916         8,435
2/29/88                          9,018         8,490         8,630         9,101
3/31/88                          9,223         8,785         9,033         9,451
4/30/88                          9,644         8,902         9,239         9,661
5/31/88                          9,471         8,701         8,990         9,501
6/30/88                         10,324         9,287         9,631         9,997
7/31/88                          9,806         9,150         9,540        10,015
8/31/88                          9,245         8,833         9,297         9,788
9/30/88                          9,471         9,038         9,543        10,060
10/31/88                         9,299         9,023         9,438        10,075
11/30/88                         8,964         8,735         9,125         9,746
12/31/88                         9,568         9,033         9,483        10,122
1/31/89                          9,914         9,265         9,907        10,538
2/28/89                          9,871         9,316         9,979        10,534
3/31/89                          9,978         9,478        10,214        10,800
4/30/89                         10,658         9,934        10,660        11,231
5/31/89                         11,284        10,306        11,119        11,593
6/30/89                         10,755        10,183        10,865        11,413
7/31/89                         11,079        10,528        11,285        11,944
8/31/89                         11,683        10,752        11,560        12,236
9/30/89                         11,953        10,758        11,596        12,318
10/31/89                        11,370        10,117        10,910        11,730
11/30/89                        11,597        10,212        10,983        11,805
12/31/89                        11,977        10,287        11,025        11,863
1/31/90                         10,679         9,339        10,062        10,961
2/28/90                         11,322         9,569        10,374        11,123
3/31/90                         12,054         9,867        10,778        11,522
4/30/90                         11,489         9,456        10,426        11,250
5/31/90                         13,219        10,124        11,164        12,044
6/30/90                         13,097        10,116        11,187        12,185
7/31/90                         12,376         9,581        10,694        11,811
8/31/90                         10,546         8,399         9,270        10,233
9/30/90                          9,448         7,617         8,450         9,368
10/31/90                         8,938         7,080         7,934         8,918
11/30/90                         9,825         7,593         8,539         9,498
12/31/90                        10,375         7,851         8,878         9,949
1/31/91                         11,544         8,414         9,681        10,745
2/28/91                         12,677         9,367        10,760        11,783
3/31/91                         13,416         9,956        11,518        12,414
4/30/91                         13,273         9,978        11,489        12,552
5/31/91                         13,917        10,372        12,036        13,076
6/30/91                         12,796         9,924        11,335        12,464
7/31/91                         13,536        10,316        11,733        13,083
8/31/91                         14,633        10,767        12,167        13,562
9/30/91                         14,275        10,858        12,262        13,622
10/31/91                        15,110        11,240        12,586        14,044
11/30/91                        14,037        10,736        12,004        13,387
12/31/91                        15,753        11,657        12,965        14,557
1/31/92                         16,675        12,542        14,016        15,596
2/29/92                         17,008        12,805        14,425        15,978
3/31/92                         15,830        12,448        13,937        15,399
4/30/92                         14,818        11,947        13,448        14,871
5/31/92                         15,049        12,084        13,627        14,903
6/30/92                         13,896        11,621        12,983        14,226
7/31/92                         14,383        12,054        13,434        14,683
8/31/92                         13,999        11,711        13,055        14,396
9/30/92                         14,114        12,045        13,356        14,525
10/31/92                        14,536        12,546        13,781        15,030
11/30/92                        16,009        13,625        14,836        16,173
12/31/92                        16,352        14,110        15,352        16,744
1/31/93                         16,270        14,489        15,872        17,313
2/28/93                         15,819        14,076        15,505        16,941
3/31/93                         16,488        14,614        16,009        17,460
4/30/93                         15,600        14,081        15,569        16,899
5/31/93                         16,598        14,838        16,258        17,663
6/30/93                         16,174        14,932        16,359        17,879
7/31/93                         16,065        15,086        16,585        18,053
8/31/93                         17,130        15,883        17,302        18,888
9/30/93                         17,964        16,460        17,790        19,418
10/31/93                        17,950        16,775        18,248        19,921
11/30/93                        17,199        16,174        17,647        19,303
12/31/93                        17,754        16,761        18,251        20,111
1/31/94                         18,353        17,155        18,823        20,644
2/28/94                         18,144        17,105        18,755        20,397
3/31/94                         17,305        15,878        17,765        19,446
4/30/94                         17,499        16,116        17,870        19,619
5/31/94                         16,825        15,797        17,670        19,613
6/30/94                         15,986        15,211        17,070        18,910
7/31/94                         16,421        15,400        17,350        19,247
8/31/94                         17,559        16,449        18,317        20,234
9/30/94                         17,365        16,364        18,256        20,132
10/31/94                        17,754        16,201        18,184        20,146
11/30/94                        16,795        15,583        17,449        19,450
12/31/94                        17,183        15,960        17,918        19,731
1/31/95                         17,049        15,736        17,692        19,650
2/28/95                         18,193        16,384        18,428        20,356
3/31/95                         18,782        16,715        18,745        20,676
4/30/95                         18,951        17,089        19,162        21,041
5/31/95                         19,607        17,356        19,492        21,570
6/30/95                         20,600        18,308        20,503        22,570
7/31/95                         22,064        19,708        21,684        23,710
8/31/95                         22,805        20,135        22,132        24,181
9/30/95                         23,495        20,648        22,527        24,716
10/31/95                        22,956        19,630        21,520        23,905
11/30/95                        23,612        20,406        22,424        24,544
12/31/95                        24,591        20,743        23,016        25,085
1/31/96                         24,151        20,787        22,991        25,242
2/29/96                         24,211        21,469        23,708        26,131
3/31/96                         25,010        21,928        24,190        26,536
4/30/96                         27,108        23,188        25,484        28,045
5/31/96                         29,491        24,011        26,488        29,168
6/30/96                         26,833        23,071        25,400        28,216
7/31/96                         24,682        21,483        23,182        26,178
8/31/96                         26,116        22,810        24,528        27,533
9/30/96                         27,445        23,811        25,486        28,554
10/31/96                        27,719        23,646        25,093        28,417
11/30/96                        29,006        24,874        26,127        29,412
12/31/96                        29,587        25,165        26,812        30,087
1/31/97                         29,538        25,583        27,348        31,139
2/28/97                         27,772        25,053        26,685        30,682
3/31/97                         26,321        23,767        25,426        29,399
4/30/97                         26,297        24,059        25,496        29,159
5/31/97                         29,950        26,885        28,333        32,107
6/30/97                         31,060        28,073        29,547        33,829
7/31/97                         33,445        29,838        30,922        35,708
8/31/97                         34,127        30,589        31,630        36,476
9/30/97                         35,952        32,612        33,945        39,151
10/31/97                        34,151        31,205        32,454        38,055
11/30/97                        33,786        30,977        32,244        38,112
12/31/97                        33,969        31,603        32,808        38,791
1/31/98                         32,620        30,987        32,290        38,335
2/28/98                         35,906        33,809        34,678        41,151
3/31/98                         38,252        35,100        36,108        43,145
4/30/98                         38,076        35,307        36,308        43,724
5/31/98                         36,111        33,438        34,352        41,833
6/30/98                         37,490        33,531        34,425        41,712
7/31/98                         34,585        30,970        31,638        39,049
8/31/98                         26,628        24,992        25,494        31,568
9/30/98                         28,367        26,523        27,490        32,811
10/31/98                        29,777        27,755        28,611        34,521
11/30/98                        32,026        29,317        30,110        36,166
12/31/98                        34,874        31,189        31,973        38,091
1/31/99                         35,294        30,799        32,398        38,057
2/28/99                         31,786        28,023        29,774        35,029
3/31/99                         32,865        28,385        30,239        35,170
4/30/99                         35,924        30,260        32,948        37,632
5/31/99                         35,084        30,997        33,430        38,281
6/30/99                         37,063        32,761        34,941        40,155
7/31/99                         36,883        32,471        33,982        39,750
8/31/99                         36,044        31,043        32,725        38,413
9/30/99                         37,153        31,175        32,732        37,983
10/31/99                        37,933        31,098        32,864        38,232
11/30/99                        41,621        32,407        34,827        40,385
12/31/99                        47,679        35,060        38,769        44,403
1/31/00                         45,519        33,973        38,147        43,418
2/29/00                         55,565        38,522        44,446        48,597
3/31/00                         56,345        37,098        41,516        48,236
4/30/00                         51,007        36,462        39,017        45,871
5/31/00                         48,037        35,381        36,743        43,762
6/30/00                         52,423        37,474        39,946        47,307
7/31/00                         48,003        36,554        38,661        46,631
8/31/00                         53,137        39,794        41,611        50,470
9/30/00                         53,545        38,710        40,388        49,443
10/31/00                        52,695        38,953        38,585        47,917
11/30/00                        45,739        34,897        34,624        43,825
12/31/00                        52,791        39,196        37,598        47,360
1/31/01                         54,564        40,876        39,555        49,908
2/28/01                         50,663        38,382        36,960        46,704
3/31/01                         46,960        36,622        35,152        44,245
4/30/01                         51,609        39,413        37,902        47,910
5/31/01                         52,121        40,167        38,834        50,280
6/30/01                         53,421        41,639        40,208        52,320

------------------------------------------------------------------------------------------
                                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                     1 Year     3 Years     5 Years    10 Years      Since
   June 30, 2001                                                                  5/6/87 2
------------------------------------------------------------------------------------------
 The SMALLCap Fund, Inc.TM            1.90%      12.53%      14.76%      15.36%     12.57%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.
2    The Fund's inception date.
3 The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance.
4 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning May 31, 1987.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
HISTORICAL RETURNS (Cumulative)

                                                                    SMALLER COMPANIES:          LARGER COMPANIES:
                                             THE SMALLCap            S&P       RUSSELL                  DOW JONES
                                             FUND, INC.TM       SmallCap          2000       S&P 500   INDUSTRIAL
 PERIOD                                    (BASED ON NAV)      600 INDEX         INDEX         INDEX      AVERAGE
-----------------------------------------------------------------------------------------------------------------
 2001                                               1.19%          6.23%         6.85%         (6.70)%     (1.85)%
 2000                                               10.7%          11.8%         (3.0)%         (0.4)%      (8.5)%
 1999                                               36.7%          12.4%         21.3%          21.0%       27.2%
 1998                                                2.7%          (1.3)%        (2.6)%         28.6%       18.2%
 1997                                               14.8%          25.6%         22.4%          33.4%       24.9%
 1996                                               20.3%          21.3%         16.5%          23.0%       28.9%
 1995                                               43.1%          30.0%         28.5%          37.6%       36.9%
 1994                                               (3.2)%         (4.8)%        (1.8)%          1.3%        5.0%
 1993                                                8.6%          18.8%         18.9%          10.1%       17.0%
 1992                                                3.8%          21.1%         18.4%           7.6%        7.4%
 1991                                               51.8%          48.5%         46.0%          30.5%       24.3%
 1990                                              (13.4)%        (23.7)%       (19.5)%         (3.1)%      (0.5)%
 1989                                               25.2%          13.9%         16.3%          31.7%       32.2%
 1988                                               19.1%          19.5%         25.0%          16.6%       16.2%
 Total Return from Inception (5/6/87)              434.21%        316.39%       301.75%        501.94%     570.32%


--------------------------------------------------------------------------------
PORTFOLIO STRUCTURE

                                                  NUMBER           MARKET VALUE         PERCENTAGE OF
                                            OF COMPANIES             (MILLIONS)             PORTFOLIO
 ECONOMIC SECTOR                        2001        2000        2001       2000        2001      2000     CHANGE
----------------------------------------------------------------------------------------------------------------
 Credit Sensitive                         17          15      $ 32.5     $ 30.5         22%       21%         +1
 Consumer                                 16          15        34.6       18.3         24%       12%        +12
 Energy                                   11           9        12.3       17.7          8%       12%         -4
 Technology                               11          11        17.1       20.0         12%       13%         -1
 Health Care                               9          17        24.2       37.2         17%       25%         -8
 Transportation                            5           3         8.7        7.0          6%        5%         +1
 Service Companies                         4           6         4.1        4.2          3%        3%          0
 Capital Goods                             3           4         4.0        5.6          3%        4%         -1
 Process Industries                        3           3         4.1        3.6          3%        2%         +1
                                          --          --      ------     ------        ----      ----        ---
 Total Equities                           79          83       141.6      144.1         98%       97%
                                          ==          ==
 Cash and Cash Equivalents                                       2.7        4.6          2%        3%
                                                              ------     ------        ----      ----
 Total Fund                                                   $144.3     $148.7        100%      100%
                                                              ======     ======        ====      ====


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS As of June 30, 2001

                                           PERCENTAGE
                                               OF NET            STOCK
 COMPANY                                       ASSETS           SYMBOL     BUSINESS FOCUS
--------------------------------------------------------------------------------------------------------
    1.   ResMed, Inc.                           4.43%              RMD     Medical Device Manufacturer
    2.   XOMA Ltd.                              3.14%             XOMA     Biopharmaceuticals Developer
    3.   Borg Warner, Inc.                       3.08%              BGW     Automobile Systems Supplier
    4.   LNR Property Corp.                     2.75%              LNR     Real Estate Developer
    5.   Renaissance Learning, Inc.             2.42%             RLRN     Information Systems Provider
    6.   Chico's FAS, Inc.                      2.26%              CHS     Women's Clothing Retailer
    7.   Philadelphia Surburban Corp.           2.24%              PSC     Water Utility Company
    8.   Commercial Federal Corp.               2.21%              CFB     Bank Holding Company
    9.   Accredo Health, Inc.                   2.16%             ACDO     Specialized Pharmacy Services
   10.   Swift Transportation Co., Inc.         2.10%             SWFT     National Truckload Carrier
                                               -----
                                               26.79%
                                               =====



--------------------------------------------------------------------------------




 FUND MANAGEMENT FOR THE SMALLCap FUND, INC.TM
--------------------------------------------------------------------------------
The Fund is managed by a team with an average of twenty-one years of experience. The portfolio sector responsibilities are as follows:

Bob Grandhi, CFA                Health Care and Technology Sectors

Audrey M. T. Jones, CFA          Credit Sensitive, Energy, Process Industries,
                                Service Companies and Transportation Sectors

Doris R. Klug, CFA              Consumer and Capital Goods Sectors



--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2001 (Unaudited)



     SHARES   SECURITY                           VALUE
------------------------------------------------------
              COMMON STOCKS--97.75%
              CAPITAL GOODS--2.76%
     62,200   Belden, Inc. .............. $  1,663,850
     19,900   C&D Technologies, Inc. ....      616,900
     38,700   Oshkosh Truck Corp. .......    1,712,475
                                          ------------
                                             3,993,225
                                          ------------
              CONSUMER--23.91%
     77,700   Bally Total Fitness Holding
               Corp.1 ...................    2,300,697
     89,900   BorgWarner, Inc. ..........    4,460,838
     83,300   Cato Corp. (The), Class A .    1,626,016
    110,100   Chico's FAS, Inc.1 ........    3,275,475
     58,200   Christopher & Banks Corp.1     1,897,320
    129,700   Dal-Tile International,
               Inc.1 ....................    2,405,935
     97,700   Furniture Brands
               International, Inc.1 .....    2,735,600
     87,100   Genesco, Inc.1 ............    2,926,560
    134,000   Gildan Activewear, Inc.,
               Class A 1 ................    1,876,000
     64,400   Mohawk Industries, Inc.1 ..    2,266,880
     23,400   Performance Food Group Co.1      707,382
     75,900   RARE Hospitality
               International, Inc.1 .....    1,715,340
     71,100   Rayovac Corp.1 ............    1,514,430
     41,100   Salton, Inc.1 .............      731,580
     84,000   Sonic Corp.1 ..............    2,665,320
     47,300   WMS Industries, Inc.1 .....    1,521,641
                                          ------------
                                            34,627,014
                                          ------------
              CREDIT SENSITIVE--22.42%
     18,700   Affiliated Managers Group,
               Inc.1 ....................    1,150,050
     14,100   AmeriCredit Corp.1 ........      732,495
     66,300   Annuity and Life Re
               Holdings, Ltd. ...........    2,370,225
     40,555   Astoria Financial Corp. ...    2,230,525
    138,300   Commercial Federal Corp. ..    3,194,730
     64,750   D.R. Horton, Inc. .........    1,469,825
     85,500   Hibernia Corp., Class A ...    1,521,900
     94,700   LaBranche & Co., Inc.1 ....    2,746,300
     27,100   LandAmerica Financial Group,
               Inc.1 ....................      863,135
     62,400   Lennar Corp. ..............    2,602,080
    113,650   LNR Property Corp. ........    3,977,750
     71,700   Odyssey Re Holdings Corp.1     1,295,619
    127,250   Philadelphia Suburban Corp.    3,244,875
     49,600   RGS Energy Group, Inc. ....    1,860,000
     68,700   South Financial Group, Inc.
               (The) 1 ..................    1,297,056
    121,000   Sovereign Bancorp, Inc. ...    1,573,000
     19,200   Willis Group Holdings Ltd.1      340,800
                                          ------------
                                            32,470,365
                                          ------------




     SHARES   SECURITY                           VALUE
------------------------------------------------------
              ENERGY--8.48%
     53,800   Arch Coal, Inc. ........... $  1,391,806
      9,400   FMC Technologies, Inc.1 ...      194,110
    145,300   Global Industries, Ltd.1 ..    1,811,891
     72,000   Input/Output, Inc.1 .......      914,400
     97,100   Marine Drilling Companies,
               Inc.1 ....................    1,855,581
     58,200   Massey Energy Co. .........    1,150,032
     63,400   National-Oilwell, Inc.1 ...    1,699,120
      5,000   Oil States International,
               Inc.1 ....................       46,100
     11,800   Peabody Energy Corp.1 .....      386,450
     36,500   Tom Brown, Inc.1 ..........      876,000
     70,400   Veritas DGC, Inc.1 ........    1,953,600
                                          ------------
                                            12,279,090
                                          ------------
              HEALTH CARE--16.72%
     84,000   Accredo Health, Inc.1 .....    3,123,960
    116,800   Caremark Rx, Inc.1 ........    1,921,360
     99,700   Cell Genesys, Inc.1 .......    2,043,850
     90,800   Emisphere Technologies,
               Inc.1 ....................    2,639,556
     13,100   InterMune, Inc.1 ..........      466,622
     40,100   Province Healthcare Co.1 ..    1,415,129
    127,000   ResMed, Inc.1 .............    6,419,850
     27,900   SurModics, Inc.1 ..........    1,640,520
    266,800   XOMA Ltd.1 ................    4,551,608
                                          ------------
                                            24,222,455
                                          ------------
              PROCESS INDUSTRIES--2.84%
     30,800   Bowater, Inc. .............    1,377,992
     34,200   Lone Star Technologies,
               Inc.1 ....................    1,238,040
     32,200   Rayonier, Inc. ............    1,495,690
                                          ------------
                                             4,111,722
                                          ------------
              SERVICE COMPANIES--2.82%
     51,700   Alamosa PCS Holdings, Inc.1      842,710
    124,000   Pac-West Telecomm, Inc.1 ..      240,560
     79,845   Price Communications Corp.1    1,612,071
     56,100   SBA Communications Corp.1 .    1,388,475
                                          ------------
                                             4,083,816
                                          ------------
              TECHNOLOGY--11.77%
     10,100   Activision, Inc.1 .........      396,425
     46,200   Agile Software Corp.1 .....      785,400
     48,700   Anixter International,
               Inc.1 ....................    1,495,090
     50,500   Applied Films Corp.1 ......    1,060,500
     75,000   Avid Technology, Inc.1 ....    1,177,500
    112,700   Intergraph Corp.1 .........    1,735,580
     47,600   IntraNet Solutions, Inc.1 .    1,811,180
     94,200   Keane, Inc.1 ..............    2,072,400
     59,500   Photronics, Inc.1 .........    1,526,770
     69,200   Renaissance Learning, Inc.1    3,500,828
     61,600   Symyx Technologies, Inc.1 .    1,490,104
                                          ------------
                                            17,051,777
                                          ------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2001 (Unaudited)




     SHARES   SECURITY                           VALUE
------------------------------------------------------
              TRANSPORTATION--6.03%
     22,600   General Maritime Corp.1 ... $    329,960
     52,700   SkyWest, Inc. .............    1,475,600
    157,700   Swift Transportation Co.,
               Inc.1 ....................    3,037,302
     23,700   Tidewater, Inc. ...........      893,490
    101,400   USFreightways Corp. .......    2,991,300
                                          ------------
                                             8,727,652
                                          ------------
TOTAL COMMON STOCKS
   (Cost $110,366,668) ..................  141,567,116
                                          ------------
TOTAL INVESTMENTS
   (Cost $110,366,668) ..........  97.75% $141,567,116
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   2.25     3,252,338
                                  ------  ------------
NET ASSETS ...................... 100.00% $144,819,454
                                  ======  ============

--------------------------------------------------------------------------------
1    Non-income producing security.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                     JUNE 30, 2001
----------------------------------------------------------------------------------
ASSETS
   Investment at value (cost $110,366,668) .......................   $ 141,567,116
   Cash ..........................................................       2,774,068
   Receivable for securities sold ................................       1,329,953
   Dividend and interest receivable ..............................          56,280
                                                                     -------------
Total assets .....................................................     145,727,417
                                                                     -------------
LIABILITIES
   Due to advisor ................................................         118,434
   Due to administrator ..........................................           7,553
   Payable for securities purchased ..............................         594,750
   Payable for capital shares redeemed ...........................          70,851
   Accrued expenses and other ....................................         116,375
                                                                     -------------
Total liabilities ................................................         907,963
                                                                     -------------
NET ASSETS .......................................................   $ 144,819,454
                                                                     =============
COMPOSITION OF NET ASSETS
   Paid-in capital (150,000,000 shares authorized $0.01 par value)   $ 103,498,930
   Accumulated expenses in excess of income ......................        (523,171)
   Accumulated net realized gain on investments ..................      10,643,247
   Net unrealized appreciation on investments ....................      31,200,448
                                                                     -------------
NET ASSETS .......................................................   $ 144,819,454
                                                                     =============
SHARES OUTSTANDING ...............................................      10,686,494
                                                                     =============
NET ASSET VALUE PER SHARE
   (net assets divided by shares outstanding) ....................   $       13.55
                                                                     =============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                           FOR THE SIX MONTHS ENDED
                                                                      JUNE 30, 2001
-----------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .......................................................   $    325,608
   Interest ........................................................         94,033
                                                                       ------------
Total investment income ............................................        419,641
                                                                       ------------
EXPENSES
   Investment advisory fee .........................................        697,892
   Professional fees ...............................................         77,221
   Printing fees ...................................................         48,597
   Directors' fees .................................................         45,701
   Administration fees .............................................         41,874
   Custody fee .....................................................         15,858
   Transfer agent fees .............................................          8,622
   Miscellaneous ...................................................          7,047
                                                                       ------------
Total expenses .....................................................        942,812
                                                                       ------------
EXPENSES IN EXCESS OF INCOME .......................................       (523,171)
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions ..................     10,840,440
   Net change in unrealized appreciation/depreciation on investments     (8,900,307)
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................      1,940,133
                                                                       ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $  1,416,962
                                                                       ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX             FOR THE
                                                                    MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 2001 1   DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Expenses in excess of income .............................      $    (523,171)      $  (1,475,373)
   Net realized gain on investments .........................         10,840,440          22,548,318
   Net change in unrealized appreciation/depreciation
     on investments .........................................         (8,900,307)         (6,326,574)
                                                                   -------------       -------------
Net increase in net assets from operations ..................          1,416,962          14,746,371
                                                                   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ...........           (610,406)        (36,618,949)
                                                                   -------------       -------------
Total distributions .........................................           (610,406)        (36,618,949)
                                                                   -------------       -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ............................                 --                  --
   Dividend reinvestments ...................................              9,955          22,786,328
   Shares repurchased .......................................         (5,391,903)         (7,414,547)
                                                                   -------------       -------------
Net increase (decrease) in net assets from capital
   share transactions .......................................         (5,381,948)         15,371,781
                                                                   -------------       -------------
TOTAL DECREASE IN NET ASSETS ................................         (4,575,392)         (6,500,797)
NET ASSETS
   Beginning of period ......................................        149,394,846         155,895,643
                                                                   -------------       -------------
   End of period (including accumulated expenses in excess of
     income of $(523,171) and $0, respectively) .............      $ 144,819,454       $ 149,394,846
                                                                   =============       =============

--------------------------------------------------------------------------------
1    Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             FOR THE SIX
                                            MONTHS ENDED
                                                JUNE 30,                            FOR THE YEARS ENDED DECEMBER 31,
                                                  2001 1         2000       1999        1998       1997        1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................  $  13.40     $  15.90   $  11.63    $  11.58   $  12.23     $  12.31
                                                --------     --------   --------    --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .......................     (0.05)       (0.13)     (0.12)       0.01      (0.09)       (0.06)
   Net realized and unrealized gain
     on investment ...........................      0.26         1.28       4.39        0.25       1.78         2.18
                                                --------     --------   --------    --------   --------     --------
Total from investment operations .............      0.21         1.15       4.27        0.26       1.69         2.12
                                                --------     --------   --------    --------   --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................        --           --         --       (0.01)        --           --
   Net realized gains from investment
     transactions ............................     (0.06)       (3.65)        --       (0.08)     (2.34)       (1.60)
   Return of capital .........................        --           --         --       (0.12)        --           --
                                                --------     --------   --------    --------   --------     --------
Total distributions ..........................     (0.06)       (3.65)        --       (0.21)     (2.34)       (1.60)
                                                --------     --------   --------    --------   --------     --------
Dilution due to rights offering ..............        --           --         --          --         --        (0.60)
                                                --------     --------   --------    --------   --------     --------
NET ASSET VALUE, END OF PERIOD ...............  $  13.55     $  13.40     $15.90      $11.63     $11.58       $12.23
                                                ========     ========   ========    ========   ========     ========
MARKET VALUE, END OF PERIOD ..................  $  12.22     $  11.75     $14.19      $ 9.69     $11.13       $10.50
                                                ========     ========   ========    ========   ========     ========
Total return based on net asset value per share    20.80%        1.19%     10.72%      36.70%      2.66%       14.60%

Total return based on market value per share        4.00%       10.75%     46.45%     (10.99)%    28.50%       17.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .   $144,819     $149,395   $155,896    $114,043   $101,613     $111,135
   Ratios to average net assets:
     Expenses ...............................       1.35% 2      1.42%      1.45%       1.56%      1.42%        1.76%
     Net investment (expenses in
        excess of) income ...................      (0.75)% 2    (0.93)%    (0.97)%      0.12%     (0.66)%      (0.57)%
   Portfolio turnover rate ..................         49%         122%       114%        116%       101%         162%

--------------------------------------------------------------------------------
1    Unaudited.
2    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The SMALLCap Fund, Inc.TM ('the Fund') was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund began operations on May 6, 1987.

B. VALUATION OF SECURITIES
Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the investment advisor, reflect market value are valued at fair value using methods and under procedures adopted by and under the general supervision of the Board of Directors.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2001 the interest rate was 3.25%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
By an agreement dated April 25, 2001, the Fund entered into an administration agreement with Deutsche Asset Management, Inc. ('DeAM, Inc.'), formerly Morgan Grenfell Inc. (the 'Administrator'), an affiliate of Deutsche Bank AG, pursuant to which the Administrator is paid an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Beginning July 17, 2001, Investment Company Capital Corporation ('ICCC') will provide accounting services to the Fund. ICCC is a wholly-owned indirect subsidiary of Deutsche Bank AG. Fees for services rendered by the accounting agent are paid by the Administrator.

Under the advisory agreement with the Fund, DeAM, Inc. serves as the Investment Advisor ('Advisor') for the Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

Certain officers and/or Directors of the Fund are affiliated with the Administrator or the Advisor. These individuals are not compensated by theFund for serving in this capacity.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2001, were $69,253,910 and $73,740,506, respectively.

For federal income tax purposes, the tax basis of investments held at June 30, 2001 was $110,366,668. The aggregate gross unrealized appreciation for all investments at June 30, 2001, was $39,019,537 and the aggregate gross unrealized depreciation for all investments was $7,819,089.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At June 30, 2001, there were 150,000,000 shares authorized. Transactions in capital shares were as follows:

             For the Six Months Ended        For the Year Ended
                      June 30, 2001 1         December 31, 2000
                ---------------------   -----------------------
                  Shares       Amount      Shares        Amount
                --------  -----------   ---------   -----------
Sold                  --  $        --          --   $        --
Reinvested           831        9,955   1,911,009    22,786,328
Repurchased     (462,700)  (5,391,903)   (564,700)   (7,414,547)
                --------  -----------   ---------   -----------
Net increase
  (decrease)    (461,869) $(5,381,948)  1,346,309   $15,371,781
                ========  ===========   =========   ===========

--------------------------------------------------------------------------------
1     Unaudited.


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                                       16

The SMALLCap Fund, Inc.TM
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DIVIDEND REINVESTMENT PLAN (Unaudited)

THE PLAN
Under the Fund's Dividend Reinvestment Plan (the 'Plan'), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund by PFPC, Inc., as agent for share-holders in administering the Plan (the 'Plan Agent'). Registered shareholders are deemed to participate in the Plan unless they elect to be paid in cash. Shareholders electing to be paid in cash should notify the Plan agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact their broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions either in the form of a stock dividend or cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the reinvested shares for that distribution have been credited to the shareholder's account.

If the Fund's shares are trading at a premium; (i.e. the net asset value ('NAV') is less than the then-current market price), participating shareholders will receive distributions in additional shares issued by the Fund. The number of additional shares will be determined by dividing the amount of the shareholder's distribution by the higher of (i) the Fund's NAV or (ii) 95% of the Fund's market price. If the Fund is trading at a discount, as has generally been the case, the Fund will issue shares to reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date.

There will be no brokerage charges for shares directly issued by the Fund. However, if the Fund purchases shares on the open market brokerage commissions incurred, if any, on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan. The fees of the Plan Agent will be borne by the Fund. The Board reserves the right to amend the Plan to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

The Board recognizes that the issuance of new shares at a price lower than net asset value will result in dilution of the net asset value of the previously outstanding shares. Accordingly, to offset such dilution, the Board has authorized the Fund to purchase shares equal to the amount of shares issued under the Plan subsequent to the payable date.


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                                       17

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM (Unaudited)

On August 16, 2000 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000 and 462,700 shares through June 30, 2001. The Board of Directors and Fund Management expect the Fund to continue to make such purchases from time to time during the remainder of 2001.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives may have the positive effect of temporarily reducing the Fund's current discount.




--------------------------------------------------------------------------------
AMENDMENT TO BY-LAWS

The Fund's by-laws provide that shareholders that intend to submit a proposal for action at any regular or special meeting of shareholders must comply with the advance notice provisions set forth in the Fund's by-laws. Please contact Fran Pollack-Matz, the Secretary of the Fund, at (410) 895-3288 for additional information.




--------------------------------------------------------------------------------
PROXY RESULTS (Unaudited)

At the annual shareholders meeting held on April 26, 2001, shareholders voted on the following proposals. The description of each proposal and number of shares voted are as follows:

1. TO REELECT RICHARD D. WOOD AS A DIRECTOR OF THE FUND UNTIL 2004.

             SHARES VOTED FOR                           SHARES VOTED WITHHELD
          -------------------                       -------------------------
                   10,278,334                                         146,348


   TO ELECT RALPH W. BRADSHAW AS A DIRECTOR OF THE FUND UNTIL 2004.

             SHARES VOTED FOR                           SHARES VOTED WITHHELD
          -------------------                       -------------------------
                   10,322,679                                         102,003


2. TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE FUND.

             SHARES VOTED FOR                           SHARES VOTED WITHHELD
          -------------------                       -------------------------
                   10,329,075                                          25,722


The voting results have been certified by The Bank of New York, which served as the inspector of elections for the shareholder meeting.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------





DEUTSCHE ASSET MANAGEMENT, INC. (THE ADVISOR TO THE SMALLCap FUND, INC.TM) IS AN INDIRECT WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK AG.

Shares of The SMALLCap Fund, Inc.TM, are traded on the New York Stock Exchange under the symbol 'MGC'.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                                    SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-949-9940. The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S.

The net asset value is also available daily on the Fund's new website at:
                                    WWW.THESMALLCapFUNDINC.COM

                                    SHAREHOLDER INQUIRIES:
                                    PFPC, INC.
                                    P.O. BOX 43027
                                    PROVIDENCE, RI 02940-3027
                                    1-800-331-1710


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                                       19

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------



             Effective July 30, 2001, shareholder inquiries should be forwarded to the Fund's new transfer agent, PFPC, Inc.

                           PFPC, INC.
                           P.O. BOX 43027
                           PROVIDENCE, RI 02940-3027
                           1-800-331-1710

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DIRECTORS AND OFFICERS


ROBERT E. GREELEY
DIRECTOR
President
Page Mill Asset Management Ltd.

JOSEPH J. INCANDELA
DIRECTOR AND CHAIRMAN
President
Overture CapitalPartners

AUDREY M. T. JONES
PRESIDENT AND DIRECTOR
Managing Director
Deutsche Asset Management, Inc.

RICHARD D. WOOD
DIRECTOR
Consultant

RALPH W. BRADSHAW
DIRECTOR
Consultant

EDWARD J. VEILLEUX
VICE PRESIDENT

CHARLES A. RIZZO
TREASURER AND CHIEF FINANCIAL OFFICER

FRAN POLLACK-MATZ
SECRETARY


INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
PFPC, Inc.
P.O. Box 43027
Providence, RI
02940-3027



CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISOR
Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

Send correspondence to:

Deutsche Asset Management, Inc.
Mail Stop: NYC03-0610
280 Park Avenue 6 West
New York, NY 10017

The SMALLCap Fund, Inc.tm                                       CUSIP #831680103
                                                                SCINCSA (8/01)